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                                                                 EXHIBIT 10(vii)

January 7, 1997



Receptagen Ltd.
190 W Dayton
Suite 101
Edmonds, WA 980


Dear Sirs:

         Re: Receptagen Ltd. ("Receptagen" or the "Company")

This letter, together with the attached schedules, is a follow-up to our letter dated December 16, 1996 and will serve to summarize our discussions in Palm Beach on December 30, 1996.

We would ask you to signify your agreement to the terms outlined in the attached term sheet by signing the enclosed duplicate copy of this letter prior to January 8, 1997 at 10:00 A.M. (Palm Beach time). Upon receipt of the executed letter, we shall prepare the necessary News Release together with you. We shall then instruct our respective legal counsel to prepare the appropriate documentation and obtain the necessary approvals and/or exemptions from the shareholders and the regulators.

Yours truly,

INTERUNION FINANCIAL CORPORATION

 /s/   Georges Benarroch
--------------------------
Georges Benarroch

                                              President and C.E.O. Accepted
                                              this 19th day of January 1997

                                              Receptagen Ltd.

                                              Per:    /s/ Warren Wheeler
                                              -----------------------------

Encls.: Schedules "A", "B", "C"


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Schedule "A"

RECEPTAGEN LTD. ("Receptagen")

RECAPITALIZATION PLAN

PROPOSED RESTRUCTURING:

ROLLOVER OF DEBT:                   All trade creditors, excluding:
                                    the University of Washington and the
                                    National Research Council, the Biomedical
                                    Research Centre (BRC) at the University of
                                    B.C., and the Brooklyn Health Service
                                    Center at the State University of New York, agree to exchange debt of approximately
                                    C$7,000,000 for InterUnion Financial
                                    Corporation ("IUFC") shares. (Terms as
                                    outlined below).

BRIDGE FINANCING:                   IUFC will guarantee a commitment from New
                                    Researches Corp. ("NRC") to make available to Receptagen up to C$300,000, starting immediately upon completion of the due diligence, but not later than January 25, 1997. The proceeds of the bridge financing will be disbursed by IUFC upon instructions from Receptagen. This credit facility will be exchangeable for a convertible debenture of Receptagen.

PRIVATE PLACEMENT:                  Receptagen to complete a Private Placement
                                    of Special Warrants for aggregate proceeds of up to C$2,500,000. (Terms as outlined below)

BOARD OF DIRECTORS:                 As agreed by the Company and IUFC; IUFC will
                                    have a minimum of one nominee on the Board of directors.

DUE DILIGENCE:                      To commence immediately

EXPENSES AND
LEGAL FEES:                         To be paid by Receptagen

CLOSING DATE:                       February 14, 1997

ROLLOVER OF DEBT:

TRANSACTION #1:

AMOUNT:                             Approximately C$7,000,000

CONVERSION OF DEBT:                 Trade creditors will receive C$0.10 per
                                    C$1.00 in IUFC Common Shares under
                                    Regulation "S".

PRICE OF
COMMON SHARES:                      US$5.00 per IUFC Common Share

NUMBER OF
COMMON SHARES:                      Approximately 105,000 IUFC Common Shares



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TRANSACTION #2:

ROLLOVER OF DEBT:                   IUFC will receive C$0.10 per C$1.00 of debt.

CONVERSION OF PRICE:                Maximum discount allowed by the Toronto
                                    Stock Exchange but not greater than C$0.07 per Common Share

NUMBER OF
COMMON SHARES:                      Approximately 9,300,000 Common Shares of
                                    Receptagen together with the same number of Common Share Purchase Warrants ("Units
                                    'A'")

QUALIFICATION:                      All the Units 'A' will qualify under the
                                    Prospectus to be filed with the Ontario
                                    Securities Commission, as outlined in
                                    Schedule "C".

ADVISOR:                            Credifinance Capital Inc.

ADVISOR'S FEE:                      10% of the amount of the debt, payable by
                                    Receptagen

CLOSING DATE:                       January 25, 1997


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                                  SCHEDULE "B"

                                RECEPTAGEN LTD.

BRIDGE FINANCING:

AMOUNT: Up to C$300,000 in the form of a revolving credit facility, exchangeable into a convertible debenture of Receptagen.

CONVERSION OF
THE LOAN:                           IUFC will convert the amount of funds
                                    advanced to the Company into Receptagen
                                    Common Shares together with the same number of Common Share Purchase Warrants ("Units
                                    'B'"). The exercise price of the Warrant will be the same as the conversion price.
                                    The Units "B" underlying the convertible debenture will be qualified by way of Prospectus.

CONVERSION PRICE:                   C$0.07 per Common Share

NUMBER OF
COMMON SHARES:                      Up to 4,285,000 Common Shares

NUMBER OF WARRANTS:                 Up to 4,285,000 Warrants

COMMENCEMENT DATE:                  Immediately upon finalizing due diligence,
                                    but not later than January 25, 1997.

SECURITY:                           General Security Agreement on the assets of
                                    the Company and Undertaking from the
                                    Company and its subsidiaries in a form
                                    acceptable to the Lender and its legal
                                    counsel. The Security will specifically
                                    include all rights to Receptagen's
                                    intellectual property.

ADVISOR:                            Credifinance Capital Inc.

ADVISOR'S FEE:                      10% of the amount of the line of credit,
                                    in cash




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                                  SCHEDULE "C"

                                RECEPTAGEN LTD.

PRIVATE PLACEMENT OFFERING

ISSUER:                             Receptagen

OFFERING:                           Private Placement of o Special Warrants

AMOUNT:                             Up to C$2,500,000

OFFERING PRICE: - per special warrant The Offering Price will be the closing market price of the Common Shares of the Company on the Toronto Stock Exchange for the business day immediately prior to the Company's press release announcing the warrant restructuring less the maximum discount allowed.

USE OF PROCEEDS:                    The proceeds will be used to fund research
                                    and development. Pending use for these
                                    purposes, the proceeds will be added to the working capital of the Company.

TERMS OF
DISBURSEMENT:                       The offering is subject to the Company
                                    converting its trade payables into Common shares of IUFC. Funds will be disbursed to the Company only if creditors of Receptagen accept the terms of conversion of the Company debt.

LISTING: The Common Shares of the Company are listed on the Toronto Stock Exchange (symbol "RCG")

JURISDICTION:                       Ontario and such other jurisdictions as
                                    agreed to by the Company and the Agent.

MINIMUM                             Special Warrants
SUBSCRIPTION:                       ($- per purchaser)

SPECIAL WARRANTS:                   Each Special Warrant will be exercisable,
                                    without payment of additional
                                    consideration, for one Unit 'C', with each Unit 'C' consisting of one Common share of the Company and one transferable Share
                                    Purchase Warrant exercisable into one
                                    common share at C$o per common Share for two years.

PROSPECTUS FILING:                  The Company and the Agent agree to prepare
                                    and file a final prospectus (the
                                    "Prospectus") for the Common Shares to be issued upon the exercise of the Special
                                    Warrants with the Ontario Securities
                                    Commission and the Company agrees to use its best efforts to obtain receipts therefor on or before 5:00 P.M. (Toronto time) on o, 1997 (the "Qualification
                                    Date").

EXERCISE OF
SPECIAL WARRANTS:                   The purchaser will be entitled to exercise
                                    the Special Warrants for Common Shares at any time or prior to 5:00 p.m. (Toronto time) on the earlier of (I) the sixth business day following the date that a receipt is


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                                    issued for the Prospectus by the Ontario
                                    Securities Commission and (ii) o, 1997 (the
                                    "Expiry Date"). Any Special Warrants not exercised by the Expiry Date shall be deemed to be exercised by the holder thereof, without further action on the holder's part immediately prior thereto.

PENALTY: If the Prospectus is not filed and receipts issued therefor by the Ontario Securities Commission on or before the Qualification Date, each Special Warrant shall be exercisable for 1.1 Common Share without payment of additional consideration.

AGENT:                              Credifinance Securities Limited

AGENT'S COMPENSATION:               7.50% of the total gross proceeds realized
                                    by the Company upon the sale of the Special
                                    Warrants.

AGENT'S WARRANTS:                   Subject to entering into a standard agency
                                    agreement (which will be subject to
                                    standard industry outs), the Agent will
                                    receive a two year non-transferrable
                                    warrant to buy that number of Common Shares of the Company that is equal to 10% of the number of Common Shares forming part of the Units issuable on exercise of the Special
                                    Warrants sold pursuant to the Offering. The exercise price of the Warrant shall be that of Offering Price.

CLOSING DATE:                       February 14, 1997 or such other date as
                                    agreed by the Company and the Agent.



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